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                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: March 5, 2007

                      CITIGROUP GLOBAL MARKETS FINANCIAL PRODUCTS LLC


                      By: /s/ Keith J. Anzel
                         --------------------------------------------
                         Name:   Keith J. Anzel
                         Title:  President


                      CITIGROUP GLOBAL MARKETS HOLDINGS GMBH


                      By: /s/ Keith J. Anzel
                         --------------------------------------------
                         Name:   Keith J. Anzel
                         Title:  President of the Board


                      CITIGROUP GLOBAL MARKETS (INTERNATIONAL) FINANCE AG


                      By: /s/ Keith J. Anzel
                         --------------------------------------------
                         Name:   Keith J. Anzel
                         Title:  President of the Board



                      CITIGROUP FINANCIAL PRODUCTS INC.


                      By: /s/ Riqueza V. Feaster
                         --------------------------------------------
                         Name:  Riqueza V. Feaster
                         Title: Assistant Secretary



                      CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                      By: /s/ Riqueza V. Feaster
                         --------------------------------------------
                         Name:  Riqueza V. Feaster
                         Title: Assistant Secretary



                      CITIGROUP INC.


                      By: /s/ Riqueza V. Feaster
                         --------------------------------------------
                         Name:   Riqueza V. Feaster
                         Title:  Assistant Secretary